Exhibit 99.1
Novocure Appoints Company President Frank Leonard as Chief Executive Officer

Baar, Switzerland – December 1, 2025 - Novocure (NASDAQ: NVCR) today announced the appointment of Frank Leonard as Chief Executive Officer (CEO), effective immediately. Mr. Leonard previously served as President of Novocure and succeeds CEO, Ashley Cordova who resigned from the company.

“During his more than 15-year career at Novocure, Frank has led many of our global business operations developing deep expertise in delivering our unique, device-based cancer therapy to patients to extend their survivals. Frank has been instrumental in creating Novocure’s culture and guiding the organization at critical points, including preparing the company for its first commercial launch and establishing the business functions that continue to drive our growth,” said William Doyle, Executive Chairman, Novocure. “Frank embodies Novocure’s core values and has an unwavering commitment to our patient-forward mission. He is the ideal person to lead our organization through the exciting, transformative milestones anticipated in the years ahead. We are thrilled for him to step into the CEO role.

“On behalf of the Novocure Board of Directors, I want to thank Ashley Cordova for the contributions she made to our organization during her career at Novocure. She was unquestionably dedicated to our mission and helped build Novocure into the company it is today. We wish her success in her future endeavors,” continued Mr. Doyle.

Mr. Leonard joined Novocure in 2010 to prepare the company for its first commercial launch and he has held various leadership roles including establishing Novocure’s finance, reimbursement, and business development functions, and led the company’s early innovation and product development teams. In his role as Novocure’s President, Frank led global sales, marketing, field medical affairs, patient experience, public affairs, market access, and product and portfolio strategy functions.

“The patient is at the center of what we do and why we are committed to extending survival in the most aggressive cancers,” said Mr. Leonard. “I am honored to lead Novocure and partner with our incredible employees around the world as we prepare to launch products in new indications, complete multiple clinical trials, and work to deliver the full potential of our innovative therapy.

About Novocure
Novocure is a global oncology company working to extend survival in some of the most aggressive forms of cancer through the development and commercialization of its innovative therapy, Tumor Treating Fields. Novocure’s commercialized products are approved in certain countries for the treatment of adult patients with glioblastoma, non-small cell lung cancer, malignant pleural mesothelioma and pleural mesothelioma. Novocure has several additional ongoing or completed clinical trials exploring the use of Tumor Treating Fields therapy in the treatment of glioblastoma, non-small cell lung cancer and pancreatic cancer.

Exhibit 99.1
Novocure’s global headquarters is located in Baar, Switzerland, with U.S. headquarters located in Portsmouth, New Hampshire and research and development facilities located in Haifa, Israel. For additional information about the company, please visit Novocure.com and follow @Novocure on LinkedIn and X (Twitter).

Forward-Looking Statements
In addition to historical facts or statements of current condition, this press release may contain forward-looking statements. Forward-looking statements provide Novocure’s current expectations or forecasts of future events. These may include statements regarding anticipated scientific progress on its research programs, clinical trial progress, development of potential products, interpretation of clinical results, prospects for regulatory approval, manufacturing development and capabilities, market prospects for its products, coverage, collections from third-party payers and other statements regarding matters that are not historical facts. You may identify some of these forward-looking statements by the use of words in the statements such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” or other words and terms of similar meaning. Novocure’s performance and financial results could differ materially from those reflected in these forward-looking statements due to general financial, economic, environmental, regulatory and political conditions and other more specific risks and uncertainties facing Novocure such as those set forth in its Annual Report on Form 10-K filed on February 27, 2025, and subsequent filings with the U.S. Securities and Exchange Commission. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. Furthermore, Novocure does not intend to update publicly any forward-looking statement, except as required by law. Any forward-looking statements herein speak only as of the date hereof. The Private Securities Litigation Reform Act of 1995 permits this discussion.

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Investors:
Adam Daney
investorinfo@novocure.com

Media: Catherine Falcetti
media@novocure.com